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                                                                   EXHIBIT 10.20


                   STANDARD INDUSTRIAL LEASE -- MULTI-TENANT
                  AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION


1. Parties. This Lease, dated, for reference purposes only, February 24, 1992, is made by and between Borstein Enterprises, a California corporation (herein called "Lessor") and AMSCO Sterile Recoveries, Inc., a Delaware corporation (herein called "Lessee").

2.       Premises, Parking and Common Areas.

         2.1 Premises. Lessor hereby leases to Lessee and Lessee leases from Lessor for the term, at the rental, and upon all of the conditions set forth herein, real property situated in the County of Los Angeles, State of California commonly known as 2240 E. Artesia Boulevard, Long Beach, CA 90805 and described as an industrial building approximately 30,384 square feet in size which is part of a larger industrial complex as shown on Exhibit "A", herein referred to as the "Premises", as may be outlined on an Exhibit attached hereto, including rights to the Common Areas as hereinafter specified but not including any rights to the roof of the Premises or to any Building in the Industrial Center. The Premises are a portion of a building, herein referred to as the "Building." The Premises, the Building, the Common Areas, the land upon which the same are located, along with all other buildings and improvements thereon, are herein collectively referred to as the "Industrial Center."

         2.2 Vehicle Parking. Lessee shall be entitled to 67 vehicle parking spaces, unreserved and unassigned, on those portions of the Common Areas designated by Lessor for parking. Lessee shall not use more parking spaces than said number. Said parking spaces shall be used only for parking by vehicles no larger than full size passenger automobiles or pick-up trucks, herein called "Permitted Size Vehicles." Vehicles other than Permitted Size Vehicles are herein referred to as "Oversized Vehicles."

                 2.2.1 Lessee shall not permit or allow any vehicles that belong to or are controlled by Lessee or Lessee's employees, suppliers, shippers, customers, or invitees to be loaded, unloaded, or parked in areas other than those designated by Lessor for such activities.

                 2.2.2 If Lessee permits or allows any of the prohibited activities described in paragraph 2.2 of this Lease, then Lessor shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove or tow away the vehicle involved and charge the cost to Lessee, which cost shall be immediately payable upon demand by Lessor.

         2.3 Common Areas - Definition. The term "Common Areas" is defined as all areas and facilities outside the Premises and within the exterior boundary line of the Industrial Center that are provided and designated by the Lessor from time to time for the general non-exclusive use of Lessor, Lessee and of other lessees of the Industrial Center and their respective employees, suppliers, shippers, customers and invitees, including parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, driveways and landscaped areas.

         2.4 Common Areas - Lessee's Rights. Lessor hereby grants to Lessee, for the benefit of Lessee and its employees, suppliers, shippers, customers and invitees, during the term of this Lease, the non-exclusive right to use, in common with others entitled to such use, the Common Areas as they exist from time to time, subject to any rights, powers, and privileges reserved by Lessor under the terms hereof or under the terms of any rules and regulations or restrictions governing the use of the Industrial Center. Under no circumstances shall the right herein granted to use the Common Areas be deemed to include the right to store any property, temporarily or permanently, in the Common Areas. Any such storage shall be permitted only by the prior written consent of Lessor or Lessor's designated agent, which consent may be revoked at any time. In the event that any unauthorized storage shall occur then Lessor shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove the property and charge the cost to Lessee, which cost shall be immediately payable upon demand by Lessor.

         2.5 Common Areas - Rules and Regulations. Lessor or such other person(s) as Lessor may appoint shall have the exclusive control and management of the Common Areas and shall have the right, from time to time, to establish, modify, amend and enforce reasonable rules and regulations with respect thereto. Lessee agrees to abide by and conform to all such rules and regulations, and to cause its employees, suppliers, shippers, customers, and invitees to so abide and conform. Lessor shall not be responsible to Lessee for the non-compliance with said rules and regulations by other lessees of the Industrial Center. Lessor shall apply and enforce the rules and regulations against all tenants of the Industrial Center in a uniform manner.

         2.6 Common Areas - Changes. Lessor shall have the right, in Lessor's sole discretion, from time to time:

                 (a) To make changes to the Common Areas, including, without limitation, changes in the location, size, shape and number of driveways, entrances, parking spaces, parking areas, loading and unloading areas, ingress, egress, direction of traffic, landscaped areas and walkways;
(b) To close temporarily any of the Common Areas for maintenance purposes so long as reasonable access to the Premises remains available; (c) To designate other land outside the boundaries of the Industrial Center to be a part of the Common Areas; (d) To add additional buildings and improvements to the Common Areas; (e) To use the Common Areas while engaged in making additional improvements, repairs or alterations to the Industrial Center, or any portion thereof; (f) to do and perform such other acts and make such other changes in, to or with respect to the Common Areas and Industrial Center as Lessor may, in the exercise of sound business judgment, deem to be appropriate.

                 2.6.1 Lessor shall at all times provide the parking facilities required by applicable law and in no event shall the number of parking spaces that Lessee is entitled to under paragraph 2.2 be reduced.

3.       Term.

         3.1 Term. The term of this Lease shall be for One Hundred and Twenty-Six (126) months commencing on See Addendum Paragraph 53 and ending on See Addendum Paragraph 53 unless sooner terminated pursuant to any provision
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         3.2     Delay in Possession.  Notwithstanding said commencement date, if for any reason Lessor cannot deliver possession of the Premises to Lessee on said date, Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease or the obligations of Lessee hereunder or extend the term hereof, but in such case, Lessee shall not be obligated to pay rent or perform any other obligation of Lessee under the terms of this Lease, except as may be otherwise provided in this Lease, until possession of the Premises is tendered to Lessee; provided, however, that if Lessor shall not have delivered possession of the Premises within sixty (60) days from said commencement date, Lessee may, at Lessee's option, by notice in writing to Lessor within ten (10) days thereafter, cancel this Lease, in which event the parties shall be discharged from all obligations hereunder; provided further, however, that if such written notice of Lessee is not received by Lessor within said ten (10) day period, Lessee's right to cancel this Lease hereunder shall terminate and be of no further force or effect.

         3.3 Early Possession. If Lessee occupies the Premises prior to said commencement date, such occupancy shall be subject to all provisions of this Lease, such occupancy shall not advance the termination date, and Lessee shall pay rent for such period at the initial monthly rates set forth below.

4.       Rent.

         4.1 Base Rent. Lessee shall pay to Lessor, as Base Rent for the Premises, without any offset or deduction, except as may be otherwise expressly provided in this Lease, on the 1st day of each month of the term hereof, monthly payments in advance of $ See Addendum Paragraph 51. Lessee shall pay Lessor upon execution hereof $8,811.36 as Base Rent for Seventh (7th) month of the Lease. Rent for any period during the term hereof which is for less than one month shall be a pro rata portion of the Base Rent. Rent shall be payable in lawful money of the United States to Lessor at the address stated herein or to such other persons or at such other places as Lessor may designate in writing.

         4.2 Operating Expenses. Lessee shall pay to Lessor during the term hereof, in addition to the Base Rent, Lessee's Share, as hereinafter defined, of all Operating Expenses, as hereinafter defined, during each calendar year of the term of this Lease, in accordance with the following provisions:

                 (a) "Operating Expenses" is defined, for purposes of this Lease, as all costs incurred by Lessor, if any, for:

                          (i)     The operation, repair and maintenance, in
neat, clean, good order and condition, of the following:

                                  (aa)     The Common Areas, including parking
areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, driveways, landscaped areas, striping, bumpers, irrigation systems, Common Area lighting facilities and fences and gates;
                                  (bb)     Trash disposal services;
                                  (cc)     Tenant directories;
                                  (dd)     Fire detection systems including
sprinkler system maintenance and repair;
                                  (ee)     Security services;
                                  (ff)     Any other service to be provided by
Lessor that is elsewhere in this Lease stated to be an "Operating Expense;"
                          (ii)    Any deductible portion of an insured loss
concerning any of the items or matters described in this paragraph 4.2;
                          (iii)   The cost of the premiums for the liability
and property insurance policies to be maintained by Lessor under paragraph 8 hereof;
                          (iv)    The amount of the real property tax to be
paid by Lessor under paragraph 10.1 hereof;
                          (v)     The cost of water, gas and electricity to
service the Common Areas;

                 (b) The inclusion of the improvements, facilities and services set forth in paragraph 4.2(a)(i) of the definition of Operating Expenses shall not be deemed to impose an obligation upon Lessor to either have said improvements or facilities or to provide those services unless the Industrial Center already has the same, Lessor already provides the services, or Lessor has agreed elsewhere in this Lease to provide the same or some of them.

                 (c) Lessee's Share of Operating Expenses shall be payable by Lessee within ten (10) days after a reasonably detailed statement of actual expenses is presented to Lessee by Lessor. At Lessor's option, however, an amount may be estimated by Lessor from time to time of Lessee's Share of annual Operating Expenses and the same shall be payable monthly or quarterly, as Lessor shall designate, during each twelve-month period of the Lease term, on the same day as the Base Rent is due hereunder. In the event that Lessee pays Lessor's estimate of Lessee's Share of Operating Expenses as aforesaid, Lessor shall deliver to Lessee within sixty (60) days after the expiration of each calendar year a reasonably detailed statement showing Lessee's Share of the actual Operating Expenses incurred during the preceding year. If Lessee's payments under this paragraph 4.2(c) during said preceding year exceed Lessee's Share as indicated on said statement, Lessee shall be entitled to credit the amount of such overpayment against Lessee's Share of Operating Expenses next falling due. If Lessee's payments under this paragraph during said preceding year were less than Lessee's Share as indicated on said statement, Lessee shall pay to Lessor the amount of the deficiency within ten (10) days after delivery by Lessor to Lessee of said statement.

5. Security Deposit. Lessee shall deposit with Lessor upon execution hereof $8,811.36 as security for Lessee's faithful performance of Lessee's obligations hereunder. If Lessee fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Lease, Lessor may use, apply or retain all or any portion of said deposit for the payment of any rent or other charge in default or for the payment of any other sum to which Lessor may become obligated by reason of Lessee's default, or to compensate Lessor for any loss or damage which Lessor may suffer thereby. If Lessor so uses or applies all or any portion of said deposit, Lessee shall within ten (10) days after written demand therefor deposit cash with Lessor in an amount sufficient to restore said deposit to the full amount then required of Lessee. If the monthly rent shall, from time to time, increase during the term of this Lease, Lessee shall, at the time of such increase, upon written demand from Lessor, deposit with Lessor additional money as a security deposit so that the total amount of the security deposit held by Lessor shall at all times bear the same




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proportion to the then current Base Rent as the initial security deposit bears to the initial Base Rent set forth in paragraph 4. Lessor shall not be required to keep said security deposit separate from its general accounts. If Lessee performs all of Lessee's obligations hereunder, said deposit, or so much thereof as has not heretofore been applied by Lessor, shall be returned, without payment of interest or other increment for its use, to Lessee (or, at Lessor's option, to the last assignee, if any, of Lessee's interest hereunder) at the expiration of the term hereof, and after Lessee has vacated the Premises. No trust relationship is created herein between Lessor and Lessee with respect to said Security Deposit.

6.       Use.  See Addendum Paragraph 6.1

         6.2     Compliance with Law.

                 (a) Lessor warrants to Lessee that the Premises, in the state existing on the date that the Lease term commences, but without regard to the use for which Lessee will occupy the Premises, does not violate any covenants or restrictions of record, or any applicable building code, regulation or ordinance in effect on such Lease term commencement date. In the event it is determined that this warranty has been violated, then it shall be the obligation of the Lessor, after written notice from Lessee, to promptly, at Lessor's sole cost and expense, rectify any such violation. In the event Lessee does not give to Lessor written notice of the violation of this warranty within six months from the date that the Lease term commences, the correction of same shall be the obligation of the Lessee at Lessee's sole cost. The warranty contained in this paragraph 6.2(a) shall be of no force or effect if, prior to the date of this Lease, Lessee was an owner or occupant of the Premises and, in such event, Lessee shall correct any such violation at Lessee's sole cost.

                 (b) Except as provided in paragraph 6.2(a) Lessee shall, at Lessee's expense, promptly comply with all applicable statutes, ordinances, rules, regulations, orders, covenants and restrictions of record, and requirements of any fire insurance underwriters or rating bureaus, now in effect or which may hereafter come into effect, whether or not they reflect a change in policy from that now existing, during the term or any part of the term hereof, relating in any manner to the Premises and the occupation and use by Lessee of the Premises and of the Common Areas. Lessee shall not use nor permit the use of the Premises or the Common Areas in any manner that will tend to create waste or a nuisance or shall tend to disturb other occupants of the Industrial Center.

         6.3     Condition of Premises.

                 (a) Lessor shall deliver the Premises to Lessee clean and free of debris on the Lease commencement date (unless Lessee is already in possession) and Lessor warrants to Lessee that the plumbing, lighting, air conditioning, heating, and loading doors in the Premises shall be in good operating condition on the Lease commencement date. In the event that it is determined that this warranty has been violated, then it shall be the obligation of Lessor, after receipt of written notice from Lessee setting forth with specificity the nature of the violation, to promptly, at Lessor's sole cost, rectify such violation other than with respect to latent defects, Lessee's failure to give such written notice to Lessor within thirty (30) days after the Lease commencement date shall cause the conclusive presumption that Lessor has complied with all of Lessor's obligations hereunder. The warranty contained in this paragraph 6.3(a) shall be of no force or effect if prior to the date of this Lease, Lessee was an owner or occupant of the Premises.

                 (b) Except as otherwise provided in this Lease, Lessee hereby accepts the Premises in their condition existing as of the Lease commencement date or the date that Lessee takes possession of the Premises, whichever is earlier, subject to all applicable zoning, municipal, county and state laws, ordinances and regulations governing and regulating the use of the Premises, and any covenants or restrictions of record, and accepts this Lease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto. Lessee acknowledges that neither Lessor nor Lessor's agent has made any representation or warranty as to the present or future suitability of the Premises for the conduct of Lessee's business.

7.       Maintenance, Repairs, Alterations and Common Area Services.

         7.1     Lessor's Obligations.  Subject to the provisions of paragraph
4.2 (Operating Expenses), 6 (Use), 7.2 (Lessee's Obligations) and 9 (Damage or Destruction) and except for damage caused by any negligent or intentional act or omission of Lessee, Lessee's employees, suppliers, shippers, customers, or invitees, in which event Lessee shall repair the damage, Lessor, at Lessor's expense, subject to reimbursement pursuant to paragraph 4.2, shall keep in good condition and repair the foundations, exterior walls, structural condition of interior bearing walls, and roof of the Premises, as well as the parking lots, walkways, driveways, landscaping, fences, signs and utility installations of the Common Areas and all parts thereof, as well as providing the services for which there is an Operating Expense pursuant to paragraph 4.2. Lessor shall not, however, be obligated to paint the exterior or interior surface of exterior walls, nor shall Lessor be required to maintain, repair or replace windows, doors or plate glass of the Premises. Lessor shall have no obligation to make repairs under this paragraph 7.1 until a reasonable time after receipt of written notice from Lessee of the need for such repairs. Lessee expressly waives the benefits of any statute now or hereafter in effect which would otherwise afford Lessee the right to make repairs at Lessor's expense or to terminate this Lease because of Lessor's failure to furnish any Common Area Services when such failure is caused by accident, breakage, repairs, strikes, lockout, or other labor disturbances or disputes of any character, or by any other cause beyond the reasonable control of Lessor.

         7.2     Lessee's Obligations.

                 (a) Subject to the provisions of paragraphs 6 (Use), 7.1 (Lessor's Obligations), and 9 (Damage or Destruction), and except for conditions on the premises caused by Lessor's or Lessor's agents', employees', or invitee's negligence, Lessee, at Lessee's expense, shall keep in good order, condition and repair the Premises and every part thereof (whether or not the damaged portion of the Premises or the means of repairing the same are reasonably or readily accessable to Lessee) including, without limiting the generality of the foregoing, all plumbing, heating, ventilating and air conditioning systems, electrical and lighting facilities and equipment within the Premises, fixtures, interior walls and interior surfaces of exterior walls, ceilings, windows, doors, plate glass, and skylights located within the Premises. Lessor reserves the right to procure and maintain the ventilating
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maintenance contract and if Lessor so elects, Lessee shall reimburse Lessor, upon demand, for the cost thereof. At the completion of Lessee's tenancy, it is Lessee's responsibility to insure that the HVAC system is operating correctly and that it has been maintained.

                 (b) If Lessee fails to perform Lessee's obligations under this paragraph 7.2 or under any other paragraph of this Lease, Lessor may enter upon the Premises after ten (10) days' prior written notice to Lessee (except in the case of emergency, in which no notice shall be required), perform such obligations on Lessee's behalf and put the Premises in good order, condition and repair, and the cost thereof together with interest thereon at the maximum rate then allowable by law shall be due and payable as additional rent to Lessor together with Lessee's next Base Rent installment.

                 (c) On the last day of the term hereof, or on any sooner termination, Lessee shall surrender the Premises to Lessor in the good condition ordinary wear and tear excepted, clean and free of debris. Any damage or deterioration of the Premises shall not be deemed ordinary wear and tear if the same could have been prevented by good maintenance practices. Lessee shall repair any damage to the Premises occasioned by the installation or removal of Lessee's trade fixtures, alterations, furnishings and equipment. Notwithstanding anything to the contrary otherwise stated in this Lease, Lessee shall leave the air lines, power panels, electrical distribution systems, lighting fixtures, space heaters, air conditioning, plumbing and fencing on the Premises in good operating condition. See Addendum Paragraph 7.2(c) for additional terms and conditions.

         7.3     Alterations and Additions.

                 (a) Lessee shall not, without Lessor's prior written consent make any alterations, improvements, additions, or Utility Installations in, on or about the Premises, or the Industrial Center, except for nonstructural alterations to the Premises not exceeding $2,500 in cumulative costs, during the term of this Lease. In any event, whether or not in excess of $2,500 in cumulative cost, Lessee shall make no change or alteration to the exterior of the Premises nor the exterior of the Building nor the Industrial Center without Lessor's prior written consent. As used in this paragraph 7.3 the term "Utility Installation" shall mean carpeting, window coverings, air lines, power panels, electrical distribution systems, lighting fixtures, space heaters, air conditioning, plumbing, and fencing. Lessor may require that Lessee remove any or all of said alterations, improvements, additions or Utility Installations at the expiration of the term, and restore the Premises and the Industrial Center to their prior condition. Lessor may require Lessee to provide Lessor, at Lessee's sole cost and expense, a lien and completion bond in an amount equal to one and one-half times the estimated cost of such improvements, to insure Lessor against any liability for mechanic's and materialmen's liens and to insure completion of the work. Should Lessee make any alterations, improvements, additions or Utility Installations without the prior approval of Lessor, Lessor may, at any time during the term of this Lease, require that Lessee remove any or all of the same. Lessee shall submit Lessee's improvement plans for Lessor's approval prior to the commencement of construction. The provisions of Paragraph 7.3(a) shall not apply to Lessee's equipment or to improvements which Lessee is required to remove at the end of the lease.

                 (b) Any alterations, improvements, additions or Utility Installations in or about the Premises or the Industrial Center that Lessee shall desire to make and which requires the consent of the Lessor shall be presented to Lessor in written form, with proposed detailed plans. If Lessor shall give its consent, the consent shall be deemed conditioned upon Lessee acquiring a permit to do so from appropriate governmental agencies, the furnishing of a copy thereof to Lessor prior to the commencement of the work and the compliance by Lessee of all conditions of said permit in a prompt and expeditious manner.

                 (c) Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use in the Premises, which claims are or may be secured by any mechanic's or materialmen's lien against the Premises, or the Industrial Center, or any interest therein. Lessee shall give Lessor not less than ten (10) days' notice prior to the commencement of any work in the Premises, and Lessor shall have the right to post notices of non-responsibility in or on the Premises or the Building as provided by law. If Lessee shall, in good faith, contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense defend itself and Lessor against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against the Lessor or the Premises or the Industrial Center, upon the condition that if Lessor shall require, Lessee shall furnish to Lessor a surety bond satisfactory to Lessor in an amount equal to such contested lien claim or demand indemnifying Lessor against liability for the same and holding the Premises and the Industrial Center free from the effect of such lien or claim. In addition, Lessor may require Lessee to pay Lessor's reasonable attorneys fees and costs in participating in such action if Lessor shall decide it is to Lessor's best interest to do so.

                 (d) All alterations, improvements, additions and Utility Installations (whether or not such Utility Installations constitute trade fixtures of Lessee), which may be made on the Premises, shall be the property of Lessor and shall remain upon and be surrendered with the Premises at the expiration of the Lease term, unless Lessor requires their removal pursuant to paragraph 7.3(a). Notwithstanding the provisions of this paragraph 7.3(d), Lessee's machinery and equipment, other than that which is affixed to the Premises so that it cannot be removed without material damage to the Premises, and other than Utility Installations, shall remain the property of Lessee and may be removed by Lessee subject to the provisions of paragraph 7.2.

         7.4 Utility Additions. Lessor reserves the right to install new or additional utility facilities throughout the Building and the Common Areas for the benefit of Lessor or Lessee, or any other lessee of the Industrial Center, including, but not by way of limitation, such utilities as plumbing, electrical systems, security systems, communication systems, and fire protection and detection systems, so long as such installations do not unreasonably interfere with Lessee's use of the Premises.

8. Insurance; Indemnity. See Addendum Paragraph 8.9 for additional terms and conditions.

         8.1 Liability Insurance - Lessee. Lessee shall, at Lessee's expense, obtain and keep in force during the term of this Lease a policy of Combined Single Limit Bodily Injury and Property Damage Insurance insuring Lessee and Lessor against any liability arising out of Lessee use, occupancy or maintenance of the Premises and the Industrial Center. Such insurance shall be in an amount not less than $1,000,000.00 per occurrence. The policy shall
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performance by Lessee of the indemnity provisions of this paragraph 8.  The limits of said insurance shall not, however, limit the liability of Lessee hereunder.

         8.2 Liability Insurance - Lessor. Lessor shall obtain and keep in force during the term of this Lease a policy of Combined Single Limit Bodily Injury and Property Damage Insurance, insuring Lessor, but not Lessee, against any liability arising out of the ownership, use, occupancy or maintenance of the Industrial Center in an amount not less than $1,000,000.00 per occurrence.

         8.3 Property Insurance. Lessor shall obtain and keep in force during the term of this Lease a policy or policies of insurance covering loss or damage to the Industrial Center improvements, but not Lessee's personal property, fixtures, equipment or tenant improvements, in an amount not to exceed the full replacement value thereof, as the same may exist from time to time, providing protection against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, flood (in the event same is required by a lender having a lien on the Premises) special extended perils ("all risk", as such term is used in the insurance industry), plate glass insurance and such other insurance as Lessor deems advisable. In addition, Lessor shall obtain and keep in force, during the term of this Lease, a policy of rental value insurance covering a period of one year, with loss payable to Lessor, which insurance shall also cover all Operating Expenses for said period. In the event that the Premises shall suffer an insured loss as defined in paragraph 9.1(g) hereof, the deductible amounts under the casualty insurance policies relating to the Premises shall be paid by Lessee.

         8.4     Payment of Premium Increase.

                 (a) After the term of this Lease has commenced, Lessee shall not be responsible for paying Lessee's Share of any increase in the property insurance premium for the Industrial Center specified by Lessor's insurance carrier as being caused by the use, acts or omissions of any other lessee of the Industrial Center, or by the nature of such other lessee's occupancy which create an extraordinary or unusual risk.

                 (b) Lessee, however, shall pay the entirety of any increase in the property insurance premium for the Industrial Center over what it was immediately prior to the commencement of the term of this Lease if the increase is specified by Lessor's insurance carrier as being caused by the nature of Lessee's occupancy or any act or omission of Lessee.

         8.5 Insurance Policies. Insurance required hereunder shall be in companies holding a "General Policyholders Rating" of at least "A", or such other rating as may be required by a lender having a lien on the Premises, as set forth in the most current issue of "Best's Insurance Guide." Lessee shall not do or permit to be done anything which shall invalidate the insurance policies carried by Lessor. Lessee shall deliver to Lessor copies of liability insurance policies required under paragraph 8.1 or certificates evidencing the existence and amounts of such insurance within seven (7) days after the commencement date of this Lease. No such policy shall be cancellable or subject to reduction of coverage or other modification except after thirty (30) days prior written notice to Lessor. Lessee shall, at least thirty (30) days prior to the expiration of such policies, furnish Lessor with renewals or "binders" thereof.

         8.6 Waiver of Subrogation. Lessee and Lessor each hereby release and relieve the other, and waive their entire right of recovery against the other for loss or damage arising out of or incident to the perils insured against which perils occur in, on or about the Premises, whether due to the negligence of Lessor or Lessee or their agents, employees, contractors and/or invitees. Lessee and Lessor shall, upon obtaining the policies of insurance required give notice to the insurance carrier or carriers that the foregoing mutual waiver of subrogation is contained in this Lease.

         8.7 Indemnity. Lessee shall indemnify and hold harmless Lessor from and against any and all claims arising from Lessee's use of the Industrial Center, or from the conduct of Lessee's business or from any activity, work or things done, permitted or suffered by Lessee in or about the Premises or elsewhere and shall further indemnify and hold harmless Lessor from and against any and all claims arising from any breach or default in the performance of any obligation on Lessee's part to be performed under the terms of this Lease, or arising from any act or omission of Lessee, or any of Lessee's agents, contractors, or employees, and from and against all costs, reasonable attorney's fees, expenses and liabilities incurred in the defense of any such claim or any action or proceeding brought thereon, and in case any action or proceeding be brought against Lessor by reason of any such claim, Lessee upon notice from Lessor shall defend the same at Lessee's expense by counsel reasonably satisfactory to Lessor and Lessor shall cooperate with Lessee in such defense except for actions caused by Lessor's or other tenant's negligence or misconduct. Lessee, as a material part of the consideration to Lessor, hereby assumes all risk of damage to property of Lessee or injury to persons, in, upon or about the Industrial Center arising from any cause and Lessee hereby waives all claims in respect thereof against Lessor.

         8.8 Exemption of Lessor from Liability. Except for claims, conditions, expenses or liabilities caused by Lessor's or Lessor's employee's or agent's negligence, Lessee hereby agrees that Lessor shall not be liable for injury to Lessee's business or any loss of income therefrom or for damage to the goods, wares, merchandise or other property of Lessee, Lessee's employees, invitees, customers, or any other person in or about the Premises or the Industrial Center, nor shall Lessor be liable for injury to the person of Lessee, Lessee's employees, agents or contractors, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether said damage or injury results from conditions arising upon the Premises or upon other portions of the Industrial Center, or from other sources or places and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible to Lessee. Lessor shall not be liable for any damages arising from any act or neglect of any other lessee, occupant or user of the Industrial Center, nor from the failure of Lessor to enforce the provisions of any other lease of the Industrial Center.

9.       Damage or Destruction.

         9.1     Definitions.

                 (a) "Premises Partial Damage" shall mean if the Premises are damaged or destroyed to the extent that the cost of repair is less than fifty percent of the then replacement cost of the Premises.







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                 (b)      "Premises Total Destruction" shall mean if the
Premises are damaged or destroyed to the extent that the cost of repair is fifty percent or more of the then replacement cost of the Premises.

                 (c) "Premises Building Partial Damage" shall mean if the Building of which the Premises are a part is damaged or destroyed to the extent that the cost to repair is less than fifty percent of the then replacement cost of the Building.

                 (d) "Premises Building Total Destruction" shall mean if the Building of which the Premises are a part is damaged or destroyed to the extent that the cost to repair is fifty percent or more of the then replacement cost of the Building.

                 (e) "Industrial Center Buildings" shall mean all of the buildings on the Industrial Center site.

                 (f) "Industrial Center Buildings Total Destruction" shall mean if the Industrial Center Buildings are damaged or destroyed to the extent that the cost of repair is fifty percent or more of the then replacement cost of the Industrial Center Buildings.

                 (g) "Insured Loss" shall mean damage or destruction which was covered by an event required to be covered by the insurance described in paragraph 8. The fact that an Insured Loss has a deductible amount shall not make the loss an uninsured loss.

                 (h) "Replacement Cost" shall mean the amount of money necessary to be spent in order to repair or rebuild the damaged area to the condition that existed immediately prior to the damage occurring excluding all improvements made by lessees.

         9.2 Premises Partial Damage; Premises Building Partial Damage. See Addendum Paragraph 9.2(c) for additional terms and conditions.

                 (a) Insured Loss: Subject to the provisions of paragraphs 9.4 and 9.5, if at any time during the term of this Lease there is damage which is an Insured Loss and which falls into the classification of either Premises Partial Damage or Premises Building Partial Damage, then Lessor shall, at Lessor's expense, repair such damage to the Premises, but not Lessee's fixtures, equipment or tenant improvements, as soon as reasonably possible and this Lease shall continue in full force and effect.

                 (b) Uninsured Loss: Subject to the provisions of paragraphs 9.4 and 9.5, if at any time during the term of this Lease there is damage which is not an Insured Loss and which falls within the classification of Premises Partial Damage or Premises Building Partial Damage, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee's expense), which damage prevents Lessee from using the Premises, Lessor may at Lessor's option either (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) give written notice to Lessee within thirty (30) days after the date of the occurrence of such damage of Lessor's intention to cancel and terminate this Lease as of the date of the occurrence of such damage. In the event Lessor elects to give such notice of Lessor's intention to cancel and terminate this Lease, Lessee shall have the right within ten (10) days after the receipt of such notice to give written notice to Lessor of Lessee's intention to repair such damage at Lessee's expense, without reimbursement from Lessor, in which event this Lease shall continue in full force and effect, and Lessee shall proceed to make such repairs as soon as reasonably possible. If Lessee does not give such notice within such 10-day period this Lease shall be cancelled and terminated as of the date of the occurrence of such damage.

         9.3 Premises Total Destruction; Premises Building Total Destruction; Industrial Center Buildings Total Destruction.

                 (a) Subject to the provisions of paragraphs 9.4 and 9.5, if at any time during the term of this Lease there is damage, whether or not it is an Insured Loss, and which falls into the classifications of either (i) Premises Total Destruction, or (ii) Premises Building Total Destruction, or
(iii) Industrial Center Buildings Total Destruction, then Lessor may at Lessor's option either (i) repair such damage or destruction, but not Lessee's fixtures, equipment or tenant improvements, as soon as reasonably possible at Lessor's expense, and this Lease shall continue in full force and effect, or
(ii) give written notice to Lessee within thirty (30) days after the date of occurrence of such damage of Lessor's intention to cancel and terminate this Lease, in which case this Lease shall be cancelled and terminated as of the date of the occurrence of such damage.

         9.4     Damage Near End of Term.

                 (a) Subject to paragraph 9.4(b), if at any time during the last six months of the term of this Lease there is substantial damage, whether or not an Insured Loss, which falls within the classification of Premises Partial Damage, Lessor may at Lessor's option cancel and terminate this Lease as of the date of occurrence of such damage by giving written notice to Lessee of Lessor's election to do so within 30 days after the date of occurrence of such damage.

                 (b) Notwithstanding paragraph 9.4(a), in the event that Lessee has an option to extend or renew this Lease, and the time within which said option may be exercised has not yet expired, Lessee shall exercise such option, if it is to be exercised at all, no later than twenty (20) days after the occurrence of an Insured Loss falling within the classification of Premises Partial Damage during the last six months of the term of this Lease. If Lessee duly exercises such option during said twenty (20) day period, Lessor shall, at Lessor's expense, repair such damage, but not Lessee's fixtures, equipment or tenant improvements, as soon as reasonably possible and this Lease shall continue in full force and effect. If Lessee fails to exercise such option during said twenty (20) day period, then Lessor may at Lessor's option terminate and cancel this Lease as of the expiration of said twenty (20) day period by giving written notice to Lessee of Lessor's election to do so within ten (10) days after the expiration of said twenty (20) day period, notwithstanding any term or provision in the grant of option to the contrary.







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         9.5     Abatement of Rent; Lessee's Remedies.

                 (a) In the event Lessor repairs or restores the Premises pursuant to the provisions of this paragraph 9, the rent payable hereunder for the period during which such damage, repair or restoration continues shall be abated in proportion to the degree to which Lessee's use of the Premises is impaired. Except for abatement of rent, if any, Lessee shall have no claim against Lessor for any damage suffered by reason of any such damage, destruction, repair or restoration.

                 (b) If Lessor shall be obligated to repair or restore the Premises under the provisions of this paragraph 9 and shall not commence such repair or restoration within ninety (90) days after such obligation shall accrue, Lessee may at Lessee's option cancel and terminate this Lease by giving Lessor written notice of Lessee's election to do so at any time prior to the commencement of such repair or restoration. In such event this Lease shall terminate as of the date of such notice.

         9.6 Termination - Advance Payments. Upon termination of this Lease pursuant to this paragraph 9, an equitable adjustment shall be made concerning advance rent and any advance payments made by Lessee to Lessor. Lessor shall, in addition, return to Lessee so much of Lessee's security deposit as has not theretofore been applied by Lessor.

         9.7 Waiver. Lessor and Lessee waive the provisions of any statute which relate to termination of leases when leased property is destroyed and agree that such event shall be governed by the terms of this Lease.

10. Real Property Taxes. See Addendum Paragraph 10.6 for additional terms and conditions.

         10.1 Payment of Taxes. Lessor shall pay the real property tax, as defined in paragraph 10.3, applicable to the Industrial Center subject to reimbursement by Lessee of Lessee's Share of such taxes in accordance with the provisions of paragraph 4.2, except as otherwise provided in paragraph 10.2.

         10.2 Additional Improvements. Lessee shall not be responsible for paying Lessee's Share of any increase in real property tax specified in the tax assessor's records and work sheets as being caused by additional improvements placed upon the Industrial Center by other lessees or by Lessor for the exclusive enjoyment of such other lessees. Lessee shall, however, pay to Lessor at the time that Operating Expenses are payable under paragraph 4.2(c) the entirety of any increase in real property tax if assessed solely by reason of additional improvements placed upon the Premises by Lessee or at Lessee's request.

         10.3 Definition of "Real Property Tax." As used herein, the term "real property tax" shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary, and any license fee, commercial rental tax, improvement bond or bonds, levy or tax (other than inheritance, personal income or estate taxes) imposed on the Industrial Center or any portion thereof by any authority having the direct or indirect power to tax, including any city, county, state or federal government, or any school, agricultural, sanitary, fire, street, drainage or other improvement district thereof, as against any legal or equitable interest of Lessor in the Industrial Center or in any portion thereof, as against Lessor's right to rent or other income therefrom, and as against Lessor's business of leasing the Industrial Center. The term "real property tax" shall also include any tax, fee, levy, assessment or charge (i) in substitution of, partially or totally, any tax, fee, levy, assessment or charge hereinabove included within the definition of "real property tax," or (ii) the nature of which was hereinbefore included within the definition of "real property tax," or (iii) which is imposed for a service or right not charged prior to June 1, 1978, or, if previously charged, has been increased since June 1, 1978, or (iv) which is imposed as a result of a transfer, either partial or total, of Lessor's interest in the Industrial Center or which is added to a tax or charge hereinbefore included within the definition of real property tax by reason of such transfer, or (v) which is imposed by reason of this transaction, any modifications or changes hereto, or any transfers hereof.

         10.4 Joint Assessment. If the Industrial Center is not separately assessed, Lessee's Share of the real property tax liability shall be an equitable proportion of the real property taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be determined by Lessor from the respective valuations assigned in the assessor's work sheets or such other information as may be reasonably available. Lessor's reasonable determination thereof, in good faith, shall be conclusive.

         10.5    Personal Property Taxes.

                 (a) Lessee shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Lessee contained in the Premises or elsewhere. When possible, Lessee shall cause said trade fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Lessor.

                 (b) If any of Lessee's said personal property shall be assessed with Lessor's real property, Lessee shall pay to Lessor the taxes attributable to Lessee within ten (10) days after receipt of a written statement setting forth the taxes applicable to Lessee's property.

11. Utilities. Lessee shall pay for all water, gas, heat, light, power, telephone and other utilities and services supplied to the Premises, together with any taxes thereon. If any such services are not separately metered to the Premises, Lessee shall pay at Lessor's option, either Lessee's Share or a reasonable proportion to be determined by Lessor of all charges jointly metered with other premises in the Building.

12.      Assignment and Subletting.

         12.1 Lessee Affiliate. Lessee may assign or sublet the Premises, or any portion thereof, without Lessor's consent, to any corporation which controls, is controlled by or is under common control with Lessee, or to any corporation resulting from the merger or consolidation with Lessee, or to any person or entity which acquires all the assets of Lessee as a going concern of the business that is being conducted on the Premises, all of which are referred to as "Lessee Affiliate," provided that before such assignment shall be effective said assignee shall assume, in full, the obligations of Lessee under this Lease. Any such assignment shall not in any way, affect or limit the
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Lessee under the terms of this Lease even if after such assignment or subletting the terms of this Lease are materially changed or altered without the consent of Lessee, the consent of whom shall not be necessary.

         12.2 Terms and Conditions of Assignment. Regardless of Lessor's consent, no assignment shall release Lessee of Lessee's obligations hereunder or after the primary liability of Lessee to pay the Base Rent and Lessee's Share of Operating Expenses, and to perform all other obligations to be performed by Lessee hereunder. Lessor may accept rent from any person other than Lessee pending approval or disapproval of such assignment. Neither a delay in the approval or disapproval of such assignment nor the acceptance of rent shall constitute a waiver or estoppel of Lessor's right to exercise its remedies for the breach of any of the terms or conditions of this paragraph 12 or this Lease. Consent to one assignment shall not be deemed consent to any subsequent assignment. In the event of default by any assignee of Lessee or any successor of Lessee, in the performance of any of the terms hereof, Lessor may proceed directly against Lessee without the necessity of exhausting remedies against said assignee.

         12.3 Terms and Conditions Applicable to Subletting. Regardless of Lessor's consent, the following terms and conditions shall apply to any subletting by Lessee of all or any part of the Premises and shall be included in subleases:

                 (a) Lessee hereby assigns and transfers to Lessor all of Lessee's interest in all rentals and income arising from any sublease heretofore or hereafter made by Lessee, and Lessor may collect such rent and income and apply same toward Lessee's obligations under this Lease; provided, however, that until a default shall occur in the performance of Lessee's obligations under this Lease, Lessee may receive, collect and enjoy the rents accruing under such sublease. Lessor shall not, by reason of this or any other assignment of such sublease to Lessor nor by reason of the collection of the rents from a sublessee, be deemed liable to the sublessee for any failure of Lessee to perform and comply with any of Lessee's obligations to such sublessee under such sublease. Lessee hereby irrevocably authorizes and directs any such sublessee, upon receipt of a written notice from Lessor stating that a default exists in the performance of Lessee's obligations under this Lease, to pay to Lessor the rents due and to become due under the sublease. Lessee agrees that such sublessee shall have the right to rely upon any such statement and request from Lessor, and that such sublessee shall pay such rents to Lessor without any obligation or right to inquire as to whether such default exists and notwithstanding any notice from or claim from Lessee to the contrary, Lessee shall have no right or claim against such sublessee or Lessor for any such rents so paid by said sublessee to Lessor.

                 (b) No sublease entered into by Lessee shall be effective unless and until it has been approved in writing by Lessor. In entering into any sublease, Lessee shall use only such form of sublease as is satisfactory to Lessor, and once approved by Lessor, such sublease shall not be changed or modified without Lessor's prior written consent. Any sublessee shall, by reason of entering into a sublease under this Lease, be deemed, for the benefit of Lessor, to have assumed and agreed to conform and comply with each and every obligation herein to be performed by Lessee other than such obligations as are contrary to or inconsistent with provisions contained in a sublease to which Lessor has expressly consented in writing.

                 (c) If Lessee's obligations under this Lease have been guaranteed by third parties, then a sublease, and Lessor's consent thereto, shall not be effective unless said guarantors give their written consent to such sublease and the terms thereof.

                 (d) The consent by Lessor to any subletting shall not release Lessee from its obligations or alter the primary liability of Lessee to pay the rent and perform and comply with all of the obligations of Lessee to be performed under this Lease.

                 (e) The consent by Lessor to any subletting shall not constitute a consent to any subsequent subletting by Lessee or to any assignment or subletting by the sublessee.

                 (f) In the event of any default under this Lease, Lessor may proceed directly against Lessee, any guarantors or any one else responsible for the performance of this Lease, including the sublessee, without first exhausting Lessor's remedies against any other person or entity responsible therefor to Lessor, or any security held by Lessor or Lessee.

                 (g) In the event Lessee shall default in the performance of its obligations under this Lease, Lessor, at its option and without any obligation to do so, may require any sublessee to attorn to Lessor, in which event Lessor shall undertake the obligations of Lessee under such sublease from the time of the exercise of said option to the termination of such sublease; provided, however, Lessor shall not be liable for any prepaid rents or security deposit paid by such sublessee to Lessee or for any other prior defaults of Lessee under such sublease.

                 (h) Each and every consent required of Lessee under a sublease shall also require the consent of Lessor.

                 (i) No sublessee shall further assign or sublet all or any part of the Premises without Lessor's prior written consent.

                 (j) Lessor's written consent of any subletting of the Premises by Lessee shall not constitute an acknowledgement that no default then exists under this Lease of the obligations to be performed by Lessee nor shall such consent be deemed a waiver of any then existing default, except as may be otherwise stated by Lessor at the time.

                 (k) With respect to any subletting to which Lessor has consented, Lessor agrees to deliver a copy of any notice of default by Lessee to the sublessee. Such sublessee shall have the right to cure a default of Lessee within ten (10) days after service of said notice of default upon such sublessee, and the sublessee shall have a right of reimbursement and offset from and against Lessee for any such defaults cured by the sublessee.

         12.4 Attorney's Fees. In the event Lessee shall assign or sublet the Premises or request the consent of Lessor to any assignment or subletting or if Lessee shall request the consent of Lessor for any act Lessee proposes to do then Lessee shall pay Lessor's reasonable attorneys fees incurred in connection therewith, such attorneys fees not to exceed $350.00 for each such request.





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13.      Default; Remedies.

         13.1 Default. The occurrence of any one or more of the following events shall constitute a material default of this Lease by Lessee:

                 (a) The vacating or abandonment of the Premises by Lessee.

                 (b) The failure by Lessee to make any payment of rent or any other payment required to be made by Lessee hereunder, as and when due, where such failure shall continue for a period of three (3) days after written notice thereof from Lessor to Lessee. In the event that Lessor serves Lessee with a Notice to Pay Rent or Quit pursuant to applicable Unlawful Detainer statutes such Notice to Pay Rent or Quit shall also constitute the notice required by this subparagraph.

                 (c) Except as otherwise provided in this Lease, the failure by Lessee to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Lessee, other than described in paragraph (b) above, where such failure shall continue for a period of thirty (30) days after written notice thereof from Lessor to Lessee; provided, however, that if the nature of Lessee's noncompliance is such that more than thirty (30) days are reasonably required for its cure, then Lessee shall not be deemed to be in default if Lessee commenced such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion. To the extent permitted by law, such thirty (30) day notice shall constitute the sole and exclusive notice required to be given to Lessee under applicable Unlawful Detainer statutes.

                 (d) (i) The making by Lessee of any general arrangement or general assignment for the benefit of creditors; (ii) Lessee becomes a "debtor" as defined in 11 U.S.C. Section 101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within sixty (60) days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within thirty (30) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within thirty (30) days. In the event that any provision of this paragraph 13.1(d) is contrary to any applicable law, such provision shall be of no force or effect.

                 (e) The discovery by Lessor that any financial statement given to Lessor by Lessee, any assignee of Lessee, any subtenant of Lessee, any successor in interest of Lessee or any guarantor of Lessee's obligation hereunder, was materially false.

         13.2 Remedies. In the event of any such material default by Lessee, Lessor may at any time thereafter, with or without notice or demand and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such default:

                 (a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease and the term hereof shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. In such event Lessor shall be entitled to recover from Lessee all damages incurred by Lessor by reason of Lessee's default including, but not limited to, the cost of recovering possession of the Premises; expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorney's fees, and any real estate commission actually paid; the worth at the time of award by the court having jurisdiction thereof of the amount by which the unpaid rent for the balance of the term after the time of such award exceeds the amount of such rental loss for the same period that Lessee proves could be reasonably avoided; that portion of the leasing commission paid by Lessor pursuant to paragraph 15 applicable to the unexpired term of this Lease.

                 (b) Maintain Lessee's right to possession in which case this Lease shall continue in effect whether or not Lessee shall have vacated or abandoned the Premises. In such event Lessor shall be entitled to enforce all of Lessor's rights and remedies under this Lease, including the right to recover the rent as it becomes due hereunder.

                 (c) Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the state wherein the Premises are located. Unpaid installments of rent and other unpaid monetary obligations of Lessee under the terms of this Lease shall bear interest from the date due at the maximum rate then allowable by law.

         13.3 Default by Lessor. Lessor shall not be in default unless Lessor fails to perform obligations required of Lessor within a reasonable time, but in no event later than thirty (30) days after written notice by Lessee to Lessor and to the holder of any first mortgage or deed of trust covering the Premises whose name and address shall have theretofore been furnished to Lessee in writing, specifying wherein Lessor has failed to perform such obligation; provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) days are required for performance then Lessor shall not be in default if Lessor commences performance within such thirty (30) day period and thereafter diligently prosecutes the same to completion. If Lessor has not provided Lessee with the name and address of the holder of any first mortgage or Deed of Trust covering the Premises in writing, Lessee shall have no obligation to notify same of any default by Lessor.

         13.4 Late Charges. Lessee hereby acknowledges that late payment by Lessee to Lessor of Base Rent, Lessee's Share of Operating Expenses or other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain.
Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Lessor by the terms of any mortgage or trust deed covering the Property. Accordingly, if any installment of Base Rent, Operating Expenses, or any other sum due from Lessee shall not be received by Lessor or Lessor's designee within ten (10) days after such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall pay to Lessor a late charge equal to 6% of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's default with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder. In the event that a late charge is payable hereunder, whether or not collected, for three (3) consecutive installments of any of the aforesaid monetary obligations of Lessee, then Base Rent shall automatically become due and payable quarterly in
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notwithstanding paragraph 4.1 or any other provision of this Lease to the contrary.  See Addendum Paragraph 14 for additional terms and conditions.

14. Condemnation. If the Premises or any portion thereof or the Industrial Center are taken under the power of eminent domain, or sold under the threat of the exercise of said power (all of which are herein called "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs. If more than ten percent of the floor area of the Premises, or more than twenty-five percent of that portion of the Common Areas designated as parking for the Industrial Center is taken by condemnation, Lessee may, at Lessee's option, to be exercised in writing only within ten (10) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the premises remaining, except that the rent shall be reduced in the proportion that the floor area of the Premises taken bears to the total floor area of the Premises. No reduction of rent shall occur if the only area taken is that which does not have the Premises located thereon. Any award for the taking of all or any part of the Premises under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold or for the taking of the fee, or as severance damages; provided, however, that Lessee shall be entitled to any award for loss of or damage to Lessee's trade fixtures and removable personal property. In the event that this Lease is not terminated by reason of such condemnation, Lessor shall to the extent of severance damages received by Lessor in connection with such condemnation, repair any damage to the Premises caused by such condemnation except to the extent that Lessee has been reimbursed therefor by the condemning authority. Lessee shall pay any amount in excess of such severance damages required to complete such repair.

15. Broker's Fee. See Addendum Paragraph 15 for additional terms and conditions.

         (a) Upon execution of this Lease by both parties, Lessor shall pay to The Seeley Company in cooperation with Equities Group Licensed real estate broker(s), a fee as set forth in a separate agreement between Lessor and said broker(s), or in the event there is no separate agreement between Lessor and said broker(s), the sum of $ (Per separate agreement) , for brokerage services rendered by said broker(s) to Lessor in this transaction.

         (b) Lessor further agrees that if Lessee exercises any Option, as defined in paragraph 40.1 of this Lease, which is granted to Lessee under this Lease, or any subsequently granted option which is substantially similar to an Option granted to Lessee under this Lease, or if Lessee acquires any rights to the Premises or other premises described in this Lease which are substantially similar to what Lessee would have acquired had an Option herein granted to Lessee been exercised, or if Lessee remains in possession of the Premises after the expiration of the term of this Lease after having failed to exercise an Option, or if said broker(s) are the procuring cause of any other lease or sale entered into between the parties pertaining to the Premises and/or any adjacent property in which Lessor has an interest, then as to any of said transactions, Lessor shall pay said broker(s) a fee in accordance with the schedule of said broker(s) in effect at the time of execution of this Lease.

         (c) Lessor agrees to pay said fee not only on behalf of Lessor but also on behalf of any person, corporation, association, or other entity having an ownership interest in said real property or any part thereof, when such fee is due hereunder. Any transferee of Lessor's interests in this Lease, whether such transfer is by agreement or by operation of law, shall be deemed to have assumed Lessor's obligation under this paragraph 15. Said broker shall be a third party beneficiary of the provisions of this paragraph 15.

16.      Estoppel Certificate.

         (a) Each party (as "responding party") shall at any time upon not less than ten (10) days' prior written notice from the other party ("requesting party") execute, acknowledge and deliver to the requesting party a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, if any, and (ii) acknowledging that there are not, to the responding party's knowledge, any uncured defaults on the part of the requesting party, or specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Premises or of the business of the requesting party.

         (b) At the requesting party's option, the failure to deliver such statement within such time shall be a material default of this Lease by the party who is to respond, without any further notice to such party, or it shall be conclusive upon such party that (i) this Lease is in full force and effect, without modification except as may be represented by the requesting party, (ii) there are no uncured defaults in the requesting party's performance, and (iii) if Lessor is the requesting party, not more than one month's rent has been paid in advance.

         (c) If Lessor desires to finance, refinance, or sell the Property, or any part thereof, Lessee hereby agrees to deliver to any lender or purchaser designated by Lessor such financial statements of Lessee as may be reasonably required by such lender or purchaser. Such statements shall include the past three (3) years' financial statements of Lessee. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

17. Lessor's Liability. The term "Lessor" as used herein shall mean only the owner or owners, at the time in questions, of the fee title or a lessee's interest in a ground lease of the Industrial Center, and except as expressly provided in paragraph 15, in the event of any transfer of such title or interest, Lessor herein named (and in case of any subsequent transfers then the grantor) shall be relieved from and after the date of such transfer of all liability as respects Lessor's obligations thereafter to be performed, provided that any funds in the hands of Lessor or the then grantor at the time of such transfer, in which Lessee has an interest, shall be delivered to the grantee. The obligations contained in this Lease to be performed by Lessor shall, subject as aforesaid, be binding on Lessor's successors and assigns, only during their respective periods of ownership. Lessor shall remain fully liable to Lessee for Lessor's acts (or omissions) committed while Lessor.





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18.      Severability.  The invalidity of any provision of this Lease as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

19. Interest on Past-due Obligations. Except as expressly herein provided, any amount due to Lessor not paid when due shall bear interest at the maximum rate then allowable by law from the date due. Payment of such interest shall not excuse or cure any default by Lessee under this Lease; provided, however, that interest shall not be payable on late charges incurred by Lessee nor on any amounts upon which late charges are paid by Lessee.

20. Time of Essence. Time is of the essence with respect to the obligations to be performed under this Lease.

21. Additional Rent. All monetary obligations of Lessee to Lessor under the terms of this Lease, including but not limited to Lessee's Share of Operating Expenses and insurance and tax expenses payable shall be deemed to be rent.

22. Incorporation of Prior Agreements; Amendments. This Lease contains all agreements of the parties with respect to any matter mentioned herein. No prior or contemporaneous agreement or understanding pertaining to any such matter shall be effective. This Lease may be modified in writing only, signed by the parties in interest at the time of the modification. Except as otherwise stated in this Lease, Lessee hereby acknowledges that neither the real estate broker listed in paragraph 15 hereof nor any cooperating broker on this transaction nor the Lessor or any employee or agents of any of said persons has made any oral or written warranties or representations to Lessee relative to the condition or use by Lessee of the Premises or the Property and Lessee acknowledges that Lessee assumes all responsibility regarding the Occupational Safety Health Act, the legal use and adaptability of the Premises and the compliance thereof with all applicable laws and regulations in effect during the term of this Lease except as otherwise specifically stated in this Lease.

23. Notices. Any notice required or permitted to be given hereunder shall be in writing and may be given by personal delivery or by certified mail, and if given personally or by mail, shall be deemed sufficiently given if addressed to Lessee or to Lessor at the address noted below the signature of the respective parties, as the case may be. Either party may by notice to the other specify a different address for notice purposes except that upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address for notice purposes. A copy of all notices required or permitted to be given to Lessor hereunder shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate by notice to Lessee.

24. Waivers. No waiver by Lessor or any provision hereof shall be deemed a waiver of any other provision hereof or of any subsequent breach by Lessee of the same or any other provision. Lessor's consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Lessor's consent to or approval of any subsequent act by Lessee. The acceptance of rent hereunder by Lessor shall not be a waiver of any preceding breach by Lessee of any provision hereof, other than the failure of Lessee to pay the particular rent so accepted, regardless of Lessor's knowledge of such preceding breach at the time of acceptance of such rent.

25.      See Addendum Paragraph 24 for additional terms and conditions.

26. Holding Over. If Lessee, with Lessor's consent, remains in possession of the Premises or any part thereof after the expiration of the term hereof, such occupancy shall be a tenancy from month to month upon all the provisions of this Lease pertaining to the obligations of Lessee, but all Options, if any, granted under the terms of this Lease shall be deemed terminated and be of no further effect during said month to month tenancy.

27. Cumulative Remedies. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

28. Covenants and Conditions. Each provision of this Lease performable by Lessee shall be deemed both a covenant and a condition.

29. Binding Effect; Choice of Law. Subject to any provisions hereof restricting assignment or subletting by Lessee and subject to the provisions of paragraph 17, this Lease shall bind the parties, their personal representatives, successors and assigns. This Lease shall be governed by the laws of the State where the Industrial Center is located and any litigation concerning this Lease between the parties hereto shall be initiated in the county in which the Industrial Center is located.

30.      Subordination.

         (a) This Lease and any Option granted hereby, at Lessor's option, shall be subordinate to any ground lease, deed of trust, or any other hypothecation or security now or hereafter placed upon the Industrial Center and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof. Notwithstanding such subordination, Lessee's right to quiet possession of the Premises shall not be disturbed if Lessee is not in default and so long as Lessee shall pay the rent and observe and perform all of the provisions of this Lease, unless this Lease is otherwise terminated pursuant to its terms. If any mortgagee, trustee or ground lessor shall elect to have this Lease and any Options granted hereby prior to the lien of its mortgage, deed of trust or ground lease, and shall give written notice thereof to Lessee, this Lease and such Options shall be deemed prior to such mortgage, deed of trust or ground lease, whether this Lease or such Options are dated prior or subsequent to the date of said mortgage, deed of trust or ground lease or the date of recording thereof.

         (b) Lessee agrees to execute any documents required to effectuate an attornment, a subordination or to make this Lease or any Option granted herein prior to the lien of any mortgage, deed of trust or ground lease, as the case may be. Lessee's failure to execute such documents within ten (10) days after written demand shall constitute a material default by Lessee hereunder without further notice to Lessee or, at Lessor's option. Lessor shall execute such documents on behalf of Lessee as Lessee's attorney-in-fact. Lessee does hereby make, constitute and irrevocably appoint Lessor as Lessee's attorney-in-fact and in Lessee's name, place and stead, to execute such documents in accordance with this paragraph 30(b).

31. Attorney's Fees. If either party or the broker(s) named herein bring an action to enforce the terms hereof or declare rights hereunder, the prevailing party in any such action, on trial or appeal, shall be entitled to his reasonable





                                     11



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                                                               /s/ ASB
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attorney's fees to be paid by the losing party as fixed by the court.  The provisions of this paragraph shall inure to the benefit of the broker named herein who seeks to enforce a right hereunder.

32. Lessor's Access. Upon 24-hour telephone notice, Lessor and Lessor's agents shall have the right to enter the Premises at reasonable times for the purpose of inspecting the same, showing the same to prospective purchasers, lenders, or lessees, and making such alterations, repairs, improvements or additions to the Premises or to the building of which they are part as Lessor may deem necessary or desirable. Lessor may at any time place on or about the Premises or the Building any ordinary "For Sale" signs and Lessor may at any time during the last 120 days of the term hereof place on or about the Premises any ordinary "For Lease" signs. All activities of Lessor pursuant to this paragraph shall be without abatement of rent, nor shall Lessor have any liability to Lessee for the same. Lessor shall use its best efforts to not interfere with Lessee's operation.

33. Auctions. Lessee shall not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises or the Common Areas without first having obtained Lessor's prior written consent. Notwithstanding anything to the contrary in this Lease, Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to grant such consent.

34. Signs. Lessee shall not place any sign upon the Premises or the Industrial Center without Lessor's prior written consent. Under no circumstances shall Lessee place a sign on any roof of the Industrial Center.

35. Merger. The voluntary or other surrender of this Lease by Lessee, or a mutual cancellation thereof, or a termination by Lessor, shall not work a merger, and shall, at the option of Lessor, terminate all or any existing subtenancies or may, at the option of Lessor, operate as an assignment to Lessor of any or all of such subtenancies.

36. Consents. Except for paragraph 33 hereof, wherever in this Lease the consent of one party is required to an act of the other party such consent shall not be unreasonably withheld or delayed.

37. Guarantor. In the event that there is a guarantor of this Lease, said guarantor shall have the same obligations as Lessee under this Lease.

38. Quiet Possession. Upon Lessee paying the rent for the Premises and observing and performing all of the covenants, conditions and provisions on Lessee's part to be observed and performed hereunder, Lessee shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease. The individuals executing this Lease on behalf of Lessor represent and warrant to Lessee that they are fully authorized and legally capable of executing this Lease on behalf of Lessor and that such execution is binding upon all parties holding an ownership interest in the Property.

39.      Options.

         39.1 Definition. As used in this paragraph the word "Option" has the following meaning: (1) the right or option to extend the term of this Lease or to renew this Lease or to extend or renew any lease that Lessee has on other property of Lessor; (2) the option or right of first refusal to lease the Premises or the right of first offer to lease the Premises or the right of first refusal to lease other space within the Industrial Center or other property of Lessor or the right of first offer to lease other space within the Industrial Center or other property of Lessor; (3) the right or option to purchase the Premises or the Industrial Center, or the right of first refusal to purchase the Premises or the Industrial Center, or the right of first offer to purchase the Premises or the Industrial Center, or the right or option to purchase other property of Lessor, or the right of first refusal to purchase other property of Lessor or the right of first offer to purchase other property of Lessor.

         39.2 Options Personal. Each Option granted to Lessee in this Lease is personal to the original Lessee and may be exercised only by the original Lessee while occupying the Premises who does so without the intent of thereafter assigning this Lease or subletting the Premises or any portion thereof, and may not be exercised or be assigned, voluntarily and involuntarily, by or to any person or entity other than Lessee, provided, however, that an Option may be exercised by or assigned to any Lessee Affiliate as defined in paragraph 12.1 of this Lease. The Options, if any, herein granted to Lessee are not assignable separate and apart from this Lease, nor may any Option be separated from this Lease in any manner, either by reservation or otherwise.

         39.3 Multiple Options. In the event that Lessee has any multiple options to extend or renew this Lease a later option cannot be exercised unless the prior option to extend or renew this Lease has been so exercised.

         39.4 Effect of Default on Options. See Addendum Paragraph 39.4(a) for additional provisions.

         (a) Lessee shall have no right to exercise an Option, notwithstanding any provision in the grant of Option to the contrary, (i) during the time commencing from the date Lessor gives to Lessee a notice of default pursuant to paragraph 13.1(b) or 13.1(c) and continuing until the noncompliance alleged in said notice of default is cured, or (ii) during the period of time commencing on the date after a monetary obligation to Lessor is due from Lessee and unpaid (without any necessity for notice thereof to Lessee) and continuing until the obligation is paid, or (iii) at any time after an event of default described in paragraphs 13.1(a), 13.1(d), or 13.1(e) (without any necessity of Lessor to give notice of such default to Lessee), nor (iv) in the event that Lessor has given to Lessee three or more notices of default under paragraph 13.1(b), or paragraph 13.1(c), whether or not the defaults are cured, during the 12 month period of time immediately prior to the time that Lessee attempts to exercise the subject Option.

         (b) The period of time within which an Option may be exercised shall not be extended or enlarged by reason of Lessee's inability to exercise an Option because of the provisions of paragraph 39.4(a).

         (c) All rights of Lessee under the provisions of an Option shall terminate and be of no further force or effect, notwithstanding Lessee's due and timely exercise of the Option, if, after such exercise and during the term of this Lease, (i) Lessee fails to pay to Lessor a monetary obligation of Lessee for a period of thirty (30) days after such obligation becomes due (without any necessity of Lessor to give notice thereof to Lessee), or (ii) Lessee fails to commence to cure a default specified in paragraph 13.1(c) within thirty (30) days after the date that Lessor gives notice to Lessee of such default and/or Lessee fails thereafter to diligently prosecute said cure to completion, or (iii) Lessee commits a default described in paragraph 13.1(a), 13.1(d) or 13.1(e) (without any necessity of Lessor to give





                                     12



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                                                           /s/ ASB
notice of such default to Lessee), or (iv) Lessor gives to Lessee three or more notices of default under paragraph 13.1(b), or paragraph 13.1(c), whether or not the defaults are cured.

40. Security Measures. Lessee hereby acknowledges that Lessor shall have no obligation whatsoever to provide guard service or other security measures for the benefit of the Premises or the Industrial Center. Lessee assumes all responsibility for the protection of Lessee, its agents, and invitees and the property of Lessee and of Lessee's agents and invitees from acts of third parties. Nothing herein contained shall prevent Lessor, at Lessor's sole option, from providing security protection for the Industrial Center or any part thereof, in which event the cost thereof shall be included within the definition of Operating Expenses, as set forth in paragraph 4.2(b).

41. Easements. Lessor reserves to itself the right, from time to time, to grant such easements, rights and dedications that Lessor deems necessary or desirable, and to cause the recordation of Parcel Maps and restrictions, so long as such easements, rights, dedications, Maps and restrictions do not unreasonably interfere with the use of the Premises by Lessee. Lessee shall sign any of the aforementioned documents upon request of Lessor and failure to do so shall constitute a material default of this Lease by Lessee without the need for further notice to Lessee.

42. Performance Under Protest. If at any time a dispute shall arise as to any amount or sum of money to be paid by one party to the other under the provisions hereof, the party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment, and there shall survive the right on the part of said party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said party to pay such sum or any part thereof, said party shall be entitled to recover such sum or so much thereof as it was not legally required to pay under the provisions of this Lease.

43. Authority. If Lessee is a corporation, trust, or general or limited partnership, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on behalf of said entity. If Lessee is a corporation, trust or partnership, Lessee shall, within thirty (30) days after execution of this Lease, deliver to Lessor evidence of such authority satisfactory to Lessor.

44. Conflict. Any conflict between the printed provisions of this Lease and the typewritten or handwritten provisions, if any, shall be controlled by the typewritten or handwritten provisions.

45. Offer. Preparation of this Lease by Lessor or Lessor's agent and submission of same to Lessee shall not be deemed an offer to lease. This Lease shall become binding upon Lessor and Lessee only when fully executed by Lessor and Lessee.

46. Addendum. Attached hereto is an addendum or addenda containing paragraphs 4.2(a) through 59 which constitute a part of this Lease.

LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN AND, BY EXECUTION OF THIS LEASE, SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

         THIS LEASE HAS BEEN PREPARED FOR SUBMISSION TO YOUR ATTORNEY FOR APPROVAL. NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION OR BY THE REAL ESTATE BROKER OR ITS AGENTS OR EMPLOYEES AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION RELATING THERETO: THE PARTIES SHALL RELY SOLELY UPON THE ADVICE OF THEIR OWN LEGAL COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE.



                  LESSOR                                              LESSEE


Borstein Enterprises, a California corporation           AMSCO Sterile Recoveries, Inc., a Delaware
                                                                     corporation

By   /s/ Alan S. Borstein                                By  /s/ Wayne R. Peterson
   -------------------------------------------               --------------------------------------
   Alan S. Borstein, President                               Wayne R. Peterson, Asst. Secretary

Executed on     4/16/92
            --------------


     ADDRESS FOR NOTICES AND RENT                               ADDRESS

2601 Ocean Park Boulevard                                28100 U.S. Highway 19 North
Suite 208                                                Suite 201
Santa Monica, CA  90405                                  Clearwater, FL  34621

                     ADDENDUM TO STANDARD INDUSTRIAL LEASE
                            (Buildings 1, 4, 5 & 6)
            LESSOR:  BORSTEIN ENTERPRISES, A CALIFORNIA CORPORATION

         LESSEE: AMSCO STERILE RECOVERIES, INC., A DELAWARE CORPORATION

                           DATED:  February 24, 1992

4.2(a) "Lessee's Share" is defined, for purposes of this Lease, as that percentage which at any given time the square footage of the Premises bears to the square footage of the total leasable space in the Industrial Center at such time.

4.2(b) (Continued)  "Operating Expenses" shall include, in addition to the other items set forth in this Lease, (i) exterior painting of the Building.

6.2(b) (Continued)  Without limiting the generality of Paragraph 6.2(b) of this
                 Lease, Lessee assumes all responsibility regarding the Occupational Safety Health Act and all responsibility regarding the legal use of, the adaptability of, and the compliance of the Premises to all applicable laws and regulations enforced during the term of this Lease.

6.3(c) Unless otherwise specified by Lessor, the ceilings of the Premises and any other part of the Building are not suitable for storage of any kind. Lessee shall not use the ceilings or the roof of the Premises or the building for storage or any other activity whatsoever.

7.1 (Continued)  Lessee expressly waives the benefit of any statute now or hereafter in effect which would otherwise afford Lessee the right to make repairs to the Premises at Lessor's expense, including without limitation, Sections 1941 and 1942 of the California Civil Code, or to terminate this Lease because of Lessor's failure to keep the Premises in good order, condition and repair. Lessee shall not be responsible for the payment of or reimbursement to Landlord of the costs of structural repairs to the Building.

8.1 (Continued)  If Lessee shall fail to procure and maintain said liability insurance, Lessor may, but shall not be required to, procure and maintain the same, but at the expense of Lessee. No more frequently than each three (3) years, if, in the reasonable opinion of Lessor, the amount of liability insurance required hereunder is not adequate, Lessee shall increase said insurance coverage as required by Lessor. The failure of Lessor to require any additional insurance coverage shall not be deemed to relieve Lessee from any obligations under this Lease.

8.3 (Continued)  Lessee shall at its own expense, maintain standard fire and extended coverage insurance and such other insurance as is deemed appropriate by Lessor upon any leasehold improvements, alterations or additions thereto constructed by Lessee. The obligations of Lessor to carry any insurance as provided in this Lease may be brought within the coverage of a so-called blanket policy or policies of insurance carried and maintained by Lessor covering the Premises and other property. If Lessor's insurance coverage has a deductible clause, the deductible amount shall not exceed $1,000 per occurrence, and Lessee shall be liable for such deductible amount.

8.9 Lessee's Actions. Lessee shall not do or permit to be done anything which shall invalidate any of the insurance policies referred to in Paragraphs 8.1, 8.2 or 8.3 of this Lease, provided Lessee has been provided copies of said insurance policies.

9.8 Uninsured Losses. Notwithstanding any other provision of this Lease to the contrary, in the event of any damage or destruction to the Premises, the Building or the Industrial Center which is uninsured or for which the cost of repair or replacement exceeds the amount of insurance proceeds actually received by Lessor, Lessor shall have no obligation to repair or replace any such damage or destruction and may, at its option, elect to terminate this Lease upon written notice to Lessee within thirty (30) days of the occurrence of such damage or destruction.

9.7 Waiver. Lessee hereby waives the provisions of California Civil Code Sections 1932(2) and 1933(4) which relate to termination of Leases when the thing leased is destroyed, and agrees that such event shall be governed by the terms of this Lease.

12.1 Less shall not voluntarily or by operation of law, assign, transfer, mortgage, sublet or otherwise transfer or encumber all or any part of Lessee's interest in this Lease or in the Premises without Lessor's prior written consent, which consent shall not be unreasonably withheld or delayed. Any attempted assignment, transfer, mortgage, encumbrance or subletting without such consent shall be void, and shall constitute a breach of this Lease without the need for notice to Lessee under Paragraph 13.1. In the event Lessor consents to any such assignment, transfer or subletting, Lessee shall pay to Lessor, in addition to all other amounts payable under this Lease, fifty percent (50%) of the amount of any rentals or other consideration payable by such assignee, transferee or sublessee to Lessee in excess of the rentals payable by Lessee to Lessor under this Lease.







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21. (Continued)  As used in this Lease, the terms "rent" and "rental" include not only the total amount of the Base Rent, described in Paragraph 4.1, but also all charges and expenses to be paid or defrayed by Lessee under this Lease in consideration for the use of the Premises and the Industrial Center, including without limitation, taxes and assessments, utility charges, insurance premiums, common area charges, maintenance expenses, and all other charges equivalent to rent as contemplated by California Civil Code Section 1951(a).

25. Lessee shall not record this Lease without Lessor's prior written consent, and such recording without Lessor's consent shall, at the option of Lessor, constitute a non-curable default of Lessee hereunder.

26. Holding Over. During any hold-over period, the month to month rent will be one hundred and fifty percent (150%) of the rent due for the last month of the Lease Term.

48. Failure of Lessee to Pay Claims. Should Lessee fail to pay or discharge or cause to be paid and discharged, at the time or times called for in this Lease, any claim (other than bonded claims referred to in Paragraph 7.3(c)), tax, assessment, insurance premium or other lien or charge required to be paid by Lessee under this lease, or any claim for damages arising out of the repair, maintenance or use of the Premises, or to satisfy any judgment rendered on any contested lien or claim, then Lessor may, at its option but only after ten (10) days written notice to Lessee, pay such claim, tax, assessment, insurance premium, lien, or other charge, or settle or discharge any action therefor, or satisfy any judgment thereon. All costs, expenses and other sums incurred or paid by Lessor in connection therewith shall be paid to Lessor by Lessee upon demand. If Lessee desires, in good faith, to contest any such lien or claim, and it so notifies Lessor of its intention to do so and furnishes to Lessor a surety bond in an amount equal to one and one-half (1-1/2) times the amount of such contested lien or claim indemnifying Lessor against liability for same, all within thirty (30) days after such lien comes into existence or such claim is first made, as the case may be, Lessee shall not be in default hereunder and Lessor shall not satisfy such lien or claim until five (5) days after the determination of the validity thereof.

49. Signage. Lessee may place a sign that has been approved by the Landlord on the building in a position approved by Landlord. Lessee agrees to remove the sign at the end of the lease and restore the area to its original condition.

50. Tenant shall do everything necessary and proper in order to comply with California Proposition 65 as it relates to its operations in and its occupancy of the Premises. The Tenant shall defend, indemnify and hold harmless the Landlord and its real estate manager in the event that either or both are found liable under Proposition 65 with respect to any act or omission by Tenant, its agents, employees or subcontractors.





                                       2



                                                          Initials: /s/ WRP
                                                                   --------
                                                                    /s/ ASB

              ADDENDUM TO STANDARD INDUSTRIAL LEASE--MULTI-TENANT
            LESSOR:  BORSTEIN ENTERPRISES, A CALIFORNIA CORPORATION
        LESSEE:  AMSCO STERILE RECOVERIES, INC., A DELAWARE CORPORATION
                           DATED:  February 24, 1992


4.2(b) (Continued)  Lessee shall have the right, at its sole cost and expense, to audit Lessor's calculation of Lessee's Share of Operating Expenses following the submittal of Lessor's annual expense reconciliation each year. Such right to audit shall also provide that if Lessee's audit reveals that Lessee has paid a share of Operating Expenses in excess of the amount property allocable to Lessee's use of the Premises, then Lessor shall give Lessee a credit towards future payments of Operating Expenses in the amount of Lessee's overpayment. In addition, if Lessee's overpayment of Operating Expenses is in excess of five percent (5%) of that properly allocated to Lessee, then Lessor shall pay the costs of Lessee's audit.

6.1 USE: Lessee will use the Premises for the purpose of a laundry, sterilization and hospital reprocessing facility. Lessor acknowledges that Lessee will be handling, among other things, soiled operating room linens and other materials from hospitals, medical clinics, laboratories and other health services related facilities. Lessor hereby consents to Lessee's activities as herein described. Further, Lessor hereby represents that the Premises is presently zoned MG and MG-150.

7.2(c) Notwithstanding the terms and conditions of Paragraph 7.2(c) in the body of the pre-printed lease form, on the last day of the term hereof, or on any sooner termination, Lessee shall remove all walls and foundations subdividing the storage and manufacturing areas which it installs, except for the office walls, and shall fill in all pits and remove all utility installations back to the nearest disconnect. Lessee shall leave the HVAC system and office power panel and distribution system in place. Lessor and Lessee shall mutually agree which walls are to be removed when Lessor approves the plans for construction.

8.10 INDEMNITY - LESSOR: Lessor shall indemnify and hold harmless Lessee from and against any and all claims arising from Lessor's use of the Industrial Center, or from the conduct of Lessor's business or from any activity, work or things done, permitted or suffered by Lessor in or about the Premises or elsewhere and shall further indemnify and hold harmless Lessee from and against any and all claims arising from any breach or default in the performance of any obligation on Lessor's part to be performed under the terms of this Lease, or arising from any act or omission of Lessor, or any of Lessor's agent's, contractors, or employees, and from and against all costs, reasonable attorney's fees, expenses and liabilities incurred in the defense of any such claim or any action or proceeding brought thereon; and in case any action or proceeding be brought against Lessee by reason of any such claim, Lessor, upon notice from Lessee, shall defend the same at Lessor's expense by counsel reasonably satisfactory to Lessee and Lessee shall cooperate with Lessor in such defense, except for actions caused by Lessee's or other tenant's negligence or misconduct.

9.2 Notwithstanding the terms and conditions of Paragraph 9.2 in the body of the pre-printed lease form, Lessor shall notify Lessee in writing within thirty (30) days following the date of occurrence, of Lessor's intention to rebuild the Premises. If Lessor elects not to rebuild the Premises, or if Lessor fails to notify Lessee within said period, Lessee shall have the right to rebuild the Premises and be reimbursed with and to the extent of any proceeds which may be paid from any insurance policy on the Premises.

10.6 REAL PROPERTY TAXES: Lessor shall have the primary right to contest or otherwise appeal an assessment of real estate taxes. However, if Lessor chooses not to appeal an assessment of real estate taxes, and Lessee believes that the real estate taxes assessed against the Premises or the Industrial Center are excessive, Lessee shall have the right, in its own name, and at its own expense, to appeal the assessment of real estate taxes to the appropriate authorities. If Lessee is successful in its appeal and a tax refund or abatement is ordered, then Lessee shall receive its proportionate share of the tax savings in the form of a credit towards future assessments of real estate taxes.

14. CONDEMNATION: In the event of a condemnation or taking pursuant to this Paragraph, Lessee shall be entitled to appear, claim, prove and receive in the condemnation proceeding such amounts as may be separately awarded to Lessee for removal expenses, business dislocation damages and moving expenses. In addition, Lessee shall be entitled to receive from the condemnation award the value of Lessee's trade fixtures and Lessee's improvements to the extent paid for by Lessee. In for Lessee's trade fixtures and Lessee's improvements to the extent paid for by Lessee. In the event Lessee makes a claim against the condemning authority as described herein, Lessor agrees to cooperate with Lessee and assist Lessee in its claim by making all of Lessor's records with respect to Lessee's use of the Leased Premises and Lessee's improvements available to Lessee.

15. BROKER'S FEES: Except as set forth in Paragraph 15(a) each party hereto represents that no agent or finder negotiated or arranged this Lease, and that no fees or commissions are due anyone for the procurement hereof, and each party agrees to indemnify and hold the other harmless from and against any claims, judgments, suits, costs, reasonable attorney's fees and other expenses which the party so indemnified may incur by reason of claims by any person, firm or corporation claiming any brokerage






                                                      Initials: /s/ WRP
                                                               --------
                                                                /s/ ASB
                 commissions, finder's fees or similar compensation based upon any alleged negotiations or deadlines with such indemnifying party which are contrary to the foregoing representation.

24. WAIVERS: No waiver by Lessee or any provision hereof shall be deemed a waiver of any other provision hereof or of any subsequent breach by Lessor of the same or any other provision. Lessee's consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Lessee's consent to or approval of any subsequent act by Lessee. The payment of rent hereunder by Lessee shall not be a waiver of any preceding breach by Lessor of any provision hereof, regardless of Lessor's knowledge of such preceding breach at the time of acceptance of such rent.

39.4(a) The reference to Paragraph 13.1(d) in this Paragraph 39.4(a) shall apply only if Lessee and the Bankruptcy Court have not ratified the Lease and abandoned the Premises.

47. LESSOR'S DETERMINATION CONCLUSIVE: If Lessee shall engage in an activity which will create an extraordinary common area expense, Lessor shall give written notice to Lessee to correct such activity and Lessee shall cease such activity. If Lessee does not or cannot cease such activity, Lessor shall have the right to, in Lessor's reasonable determination, in good faith, to charge Lessee an additional amount for such additional common area expense.

51.              BASE RENT:  The monthly base NNN rent shall be as follows:

                Month                             Monthly NNN Base Rent
                -----                             ---------------------
                 1 -   6                                $       0.00
                 7 -  36                                    8,811.36
                37 -  66                                    9,722.88
                67 -  96                                   10,938.24
                97 - 126                                   12,153.60

52. TENANT IMPROVEMENTS: Lessor, at Lessor's sole cost and expense, shall complete or pay for the following improvements, as specified below:

                 (a) Increase the capacity of the existing electrical power panel to 1,200 amps at 277/480 volts.

                 (b) Pay the fixed fee charged by the Long Beach Water Department to install a two inch (2") water meter.

                 (c) Reimburse Lessee for Lessee's actual cost incurred to install a two inch (2") water line from the water meter installed in Paragraph 52(b) above, to the inside face of the concrete building wall.

53. COMMENCEMENT OF THE LEASE: The initial term of this Lease shall commence upon substantial completion of the Tenant Improvement of Paragraph 52(a) above, and shall expire at 5:00 PM on the last day of the one hundred and twenty-sixth (126th) month starting from said commencement date. Lessor and Lessee shall promptly execute an amendment to this Lease confirming the commencement and expiration of the initial term as soon as the commencement date is determined.

54. LESSEE'S RIGHT TO CANCEL: Lessee shall have the right to cancel the Lease effective at the end of the sixty-sixth
                 (66th) month by giving Lessor written notice no later than 5:00 PM on the last day of the sixtieth (60th) month of the Lease along with payment of an amount equal to the one-half (1/2) of the cost of the tenant improvements specified in Paragraph 52(a), (b) and (c) above; plus $26,434.08 which is one-half (1/2) of the base rent abatement that was granted at the beginning of the lease, plus one- half (1/2) of the real estate fee that was paid.

55. RENT ABATEMENT: Paragraph 51 provides that no base rent shall be due or payable for the first six (6) months of the Lease (the "Abatement Months", collectively). The entire base rent otherwise due and payable for the Abatement Months shall become immediately due and payable upon the occurrence of an event of default by Lessee under this Lease if said default is not cured within the time permitted under the terms of this Lease.

56. PAYMENT OF PROPERTY TAXES: As provided in Paragraphs 4.2 and 10.1, Lessee shall reimburse Lessor for Lessee's share of the real property tax and any increase thereof, except for an increase which results from the sale or transfer of the Premises or the industrial park which they are a part thereof during the initial term of the Lease.



                                                        Initials:  /s/ WRP
                                                                 ---------
                                                                   /s/ ASB

                                  ADDENDUM TO
                                 STANDARD LEASE

                            DATED February 24, 1992

     BY AND BETWEEN Borstein Enterprises and AMSCO Sterile Recoveries, Inc.


57 First OPTION TO EXTEND

A. Lessor hereby grants to Lessee the option to extend the term of this Lease for a five (5) year period commencing when the prior term expires upon each and all of the following terms and conditions:

         (i) Lessee gives to Lessor, and Lessor actually receives, on a date which is prior to the date that the option period would commence (if exercised) by at least six (6) and not more than nine (9) months, a written notice of the exercise of the option to extend this lease for said additional term, time being of the essence. If said notification of the exercise of said option is not so given and received, this option shall automatically expire;

         (ii) The provisions of paragraph 39, including the provision relating to default of Lessee set forth in paragraph 39.4 of this Lease are conditions of this Option;

         (iii) All of the terms and conditions of this Lease except where specifically modified by this option shall apply;

         (iv) The monthly rent for each month of the option period shall be calculated as follows:

                 Provided that Lessee shall have exercised its option to extend the term of this Lease in accordance with the provisions set forth in this Option to Extend, the minimum monthly rental shall be adjusted effective the first month of the Option Term, to a sum equal to ninety-five percent (95%) of the then fair rental value of the leased premises. As used herein, the term "fair rental value" is defined to mean the monthly rental on a NNN basis for comparable buildings then being offered for lease or leased within the six months preceding the adjustment date in the same geographical area with similar interior improvements and uses as the leased premises.

                 Lessor shall provide Lessee with such "fair rental value" within thirty (30) days of Lessor's receipt of Lessee's exercise of Option. Lessee shall have thirty (30) days within which to accept Lessor's determination of fair rental value.

                 If Lessee does not accept Lessor's determination of Fair Rental Value, Fair Rental Value shall be determined by the following appraisal procedure: Within ten (10) days after the expiration of Lessee's thirty (30) day acceptance, Lessor and Lessee shall each select a qualified licensed real estate broker having at least ten (10) years experience in industrial space in the county where the Premises are located. Each of the two brokers so selected shall, as soon thereafter as practicable, but, in no event, later than fifteen (15) days after such independent brokers selection submit its good faith estimate of the Fair Rental Value for a five (5) year lease of the Premises. If the higher of said estimates is not more than one hundred five percent (105%) of the lower of said estimates, the Fair Rental Value shall be the average of the submitted values. Otherwise, the two selected brokers shall within five (5) days select a third mutually acceptable independent broker, meeting the above criteria, who shall review the estimates submitted by the two originally selected brokers, and, as soon thereafter as practicable, but, in no event, later than fifteen (15) days after such independent brokers selection select one of the two estimates as the more accurate appraisal of the Fair Rental Value. The estimate so selected by the mutually appointed broker shall be the Fair Rental Value. The decision so rendered shall be binding on Lessor and Lessee.



                                                       Initials: /s/ WRP
                                                                --------
                                                                 /s/ ASB


                               OPTION TO EXTEND

                                  ADDENDUM TO
                                 STANDARD LEASE

                            DATED February 24, 1992

     BY AND BETWEEN Borstein Enterprises and AMSCO Sterile Recoveries, Inc.


58 Second OPTION TO EXTEND

A. Lessor hereby grants to Lessee the option to extend the term of this Lease for a five (5) year period commencing when the prior term expires upon each and all of the following terms and conditions:

         (i) Lessee gives to Lessor, and Lessor actually receives, on a date which is prior to the date that the option period would commence (if exercised) by at least six (6) and not more than nine (9) months, a written notice of the exercise of the option to extend this lease for said additional term, time being of the essence. If said notification of the exercise of said option is not so given and received, this option shall automatically expire;

         (ii) The provisions of paragraph 39, including the provision relating to default of Lessee set forth in paragraph 39.4 of this Lease are conditions of this Option;

         (iii) All of the terms and conditions of this Lease except where specifically modified by this option shall apply;

         (iv) The monthly rent for each month of the option period shall be calculated as follows:

                 Provided that Lessee shall have exercised its option to extend the term of this Lease in accordance with the provisions set forth in this Option to Extend, the minimum monthly rental shall be adjusted effective the first month of the Option Term, to a sum equal to ninety-three percent (93%) of the then fair rental value of the leased premises. As used herein, the term "fair rental value" is defined to mean the monthly rental on a NNN basis for comparable buildings then being offered for lease or leased within the six (6) months preceding the adjustment date in the same geographical area with similar interior improvements and uses as the leased premises.

                 Lessor shall provide Lessee with such "fair rental value" within thirty (30) days of Lessor's receipt of Lessee's exercise of Option. Lessee shall have thirty (30) days within which to accept Lessor's determination of fair rental value.

                 If Lessee does not accept Lessor's determination of Fair Rental Value, Fair Rental Value shall be determined by the following appraisal procedure: Within ten (10) days after the expiration of Lessee's thirty (30) day acceptance, Lessor and Lessee shall each select a qualified licensed real estate broker having at least ten (10) years experience in industrial space in the county where the Premises are located. Each of the two brokers so selected shall, as soon thereafter as practicable, but, in no event, later than fifteen (15) days after such independent brokers selection submit its good faith estimate of the Fair Rental Value for a five (5) year lease of the Premises. If the higher of said estimates is not more than one hundred five percent (105%) of the lower of said estimates, the Fair Rental Value shall be the average of the submitted values. Otherwise, the two selected brokers shall within five (5) days select a third mutually acceptable independent broker, meeting the above criteria, who shall review the estimates submitted by the two originally selected brokers, and, as soon thereafter as practicable, but, in no event, later than fifteen (15) days after such independent brokers selection select one of the two estimates as the more accurate appraisal of the Fair Rental Value. The estimate so selected by the mutually appointed broker shall be the Fair Rental Value. The decision so rendered shall be binding on Lessor and Lessee.



                                                        Initials:  /s/ WRP
                                                                 ---------
                                                                   /s/ ASB



                               OPTION TO EXTEND

                                  ADDENDUM TO
                                 STANDARD LEASE

                            DATED February 24, 1992

     BY AND BETWEEN Borstein Enterprises and AMSCO Sterile Recoveries, Inc.


59 RENT ESCALATIONS

         (a) On the first (1st) day of the thirty-first (31st) month of the first (1st) and second (2nd) option periods (if said options are exercised), the monthly rent payable under paragraph 4 of the attached Lease shall be adjusted by the increase, if any, from the date the Option commenced, in the Consumer Price Index of the Bureau of Labor Statistics of the U.S. Department of Labor for Urban Wage Earners and Clerical Workers, Los Angeles-Long Beach-Anaheim, California (1967 = 100), "All Items", herein referred to as "C.P.I."

         (b) The monthly rent payable in accordance with paragraph (a) of this Addendum shall be calculated as follows: the rent payable for the first month of the term of the respective option period, shall be multiplied by a fraction the numerator of which shall be the C.P.I. of the calendar month during which the adjustment is to take effect, and the denominator of which shall be the C.P.I. for the calendar month in which the respective option period commences. The sum so calculated shall constitute the new monthly rent hereunder, but in no event, shall such new monthly rent be less than the rent payable for the month immediately preceding the date for rent adjustment.

         (c) Pending receipt of the required C.P.I. and determination of the actual adjustment, Lessee shall pay an estimated adjusted rental, as reasonably determined by Lessor by reference to the then available C.P.I. information. Upon notification of the actual adjustment after publication of the required C.P.I., any overpayment shall be credited against the next installment of rent due, and any underpayment shall be immediately due and payable by Lessee. Lessor's failure to request payment of an estimated or actual rent adjustment shall not constitute a waiver of the right to any adjustment provided for in the Lease or this addendum.

         (d) In the event the compilation and/or publication of the C.P.I. shall be transferred to any other governmental department or bureau or agency or shall be discontinued, then the index most nearly the same as the C.P.I. shall be used to make such calculation. In the event that Lessor and Lessee cannot agree on such alternative index, then the matter shall be submitted for decision to the American Arbitration Association in accordance with the then rules of said association and the decision of the arbitrators shall be binding upon the parties. The cost of said Arbitrators shall be paid equally by Lessor and Lessee.





                                                       Initials:  /s/ WRP
                                                                ---------
                                                                  /s/ ASB
                                                                ---------



                               RENT ESCALATIONS

                                  "EXHIBIT A"


                       Artesia Business Centre - Summary




   BUILDING
      NO.                       ADDRESS                               SIZE                     OFFICES
- --------------------------------------------------------------------------------------------------------------
        1                 2220 E. Artesia Blvd.                 75,444 square ft.            3,580 sq. ft.

        1A                2210 E. Artesia Blvd.                 42,426 square ft.            1,790 sq. ft.

        1B                2200 E. Artesia Blvd.                   33,018 sq. ft.             1,790 sq. ft.

        2               2300-2370 E. Artesia Blvd.                29,092 sq. ft.            varies per unit
                                                            (units from 3,326 sq. ft.)

        3               2380-2388 E. Artesia Blvd.                26,563 sq. ft.            varies per unit
                                                            (units from 5,050 sq. ft.)

        4B                2230 E. Artesia Blvd.                   21,087 sq. ft.              901 sq. ft.

        5                       Phase 2 -                         30,384 sq. ft.            to be determined
                        2240-2250 E. Artesia Blvd.

        6                       Phase 2 -                         54,870 sq. ft.            to be determined
                        2392-2396 E. Artesia Blvd.

LONG BEACH FACILITY


                       ASSIGNMENT AND ASSUMPTION OF LEASE


         KNOW ALL MEN BY THESE PRESENTS, that AMSCO STERILE RECOVERIES, INC., a Delaware corporation ("Assignor"), for and in consideration of One Dollar ($1.00) and other good and valuable consideration from STERILE RECOVERIES, INC., a Florida corporation ("Assignee"), the receipt and sufficiency of which are hereby acknowledged by Assignor, does hereby assign, transfer, sell and convey unto Assignee, its successors and assigns, all of Assignor's right title and interest, as lessee, in, to and under the lease more particularly described on Exhibit A attached hereto and made a party hereof by this reference (the "Lease"), TOGETHER WITH all renewal options, if any, and all other rights, privileges and benefits belonging to or held by Assignor under such Lease.
         TO HAVE AND TO HOLD the same unto Assignee, its successors and assigns forever, subject, however, to all terms, conditions and provisions contained in the Lease.
         In consideration of the foregoing assignment, Assignee hereby accepts the foregoing assignment and agrees to assume, perform and be bound by all of the duties, obligations and liabilities of Assignor under the Lease, arising on and after the date of this instrument for the remainder of the term of the Lease and all extensions and renewals thereof.
         Each of Assignor and Assignee hereby represent that it has taken all action, corporate or otherwise, necessary to authorize the execution of this Assignment and Assumption of Lease, and this Assignment and Assumption of Lease constitutes a valid and binding agreement, enforceable against it in accordance with its terms. This agreement may be executed in multiple counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized officers as of the 31st day of July, 1994.


Signed and acknowledged
in the presence of:                    AMSCO STERILE RECOVERIES, INC.,
                                       a Delaware corporation


                                       /s/ Wm. J. Rieflin
                                       ------------------------------------
 /s/ Kathleen Clover                   By:      Wm J. Rieflin
- ------------------------------------            ---------------------------
Print Name: Kathleen Clover            Its:     Secretary
            ------------------------            ---------------------------



- ------------------------------------
Print Name:
            ------------------------


Signed and acknowledged
in the presence of:                    STERILE RECOVERIES, INC.,
                                       a Florida corporation


                                       /s/ J. T. Boosales
                                       ------------------------------------
  /s/ Kathleen Clover                  By:      J. T. Boosales
- ------------------------------------           ----------------------------
Print Name: Kathleen Clover            Its:    E.V.P.
            ------------------------           ----------------------------

                                                                       EXHIBIT A


                  Long Beach facility, Long Beach, California.


         Standard Industrial Lease - Multi-Tenant (American Industrial Real Estate Association) dated February 24, 1992 between Borstein Enterprises as Lessor and AMSCO Sterile Recoveries, Inc. as Lessee.